                                            UAM Funds
                                            Funds for the Informed Investor/sm)/

Cambiar Opportunity Portfolio
Annual Report                                                    April 30, 2000





                                                                          UAM(R)

UAM Funds
                                                   Cambiar Opportunity Portfolio
                                                   April 30, 2000

-----------------------------------------------------------------------------------------------------

                               TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------
Shareholders' Letter.............................................................................  1

Portfolio of Investments.........................................................................  5

Statement of Assets and Liabilities..............................................................  8

Statement of Operations..........................................................................  9

Statement of Changes in Net Assets............................................................... 10

Financial Highlights............................................................................. 11

Notes to Financial Statements.................................................................... 12

-----------------------------------------------------------------------------------------------------

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

May 17, 2000

Dear Shareholders:

The new millennium started much the same as the previous one had ended. A small group of glamour stocks continued to dominate the markets, driving the NASDAQ ever higher. Volatility was high, with intraday moves in the S&P 500 of two percent or more becoming common, but, at least among the favored few, every dip represented a buying opportunity as everyone knew these stocks could only go up. Companies deemed part of the "new economy" sported valuations that can only be described as astounding while firms relegated to the "old economy" languished at prices not seen in decades. It seemed, if you listened to the pundits, that we were in for another year of huge outperformance for the NASDAQ and technology funds, and another dismal year for those remaining in the value camp.

This turbulent environment made for a challenging market for Cambiar. Throughout the year we consistently applied our investment discipline, searching for undervalued securities through a variety of measures including low relative price to earnings, price to sales, price to revenue, and price to cash flow. We used this volatility to our advantage and found a number of opportunities to purchase extremely strong companies at very attractive valuations. We were able to buy some technology companies that were statistically cheap at the time of purchase and may have been ignored by most traditional value managers.

The markets, however, are a fickle mistress and March saw a dramatic shift with the Dow Jones (a popular proxy for the old economy despite the inclusion of Microsoft and Intel) stopping a two-month 2000-point slide on March 7, and the NASDAQ peaking on March 10. The ensuing correction in the NASDAQ, which continued through mid-April, surprised even the most bearish with its ferocity. By April 14, the NASDAQ was down more than 35% from its high, capping a week in which it lost 25% of its value - a drop similar in magnitude to the 1987 crash.

The Cambiar Opportunity Portfolio increased 4.28% for the quarter ended April 30, 2000 versus 4.46% for the S&P 500. For the twelve months ended April 30, 2000, the Cambiar Opportunity Portfolio increased 23.26% versus 10.13% for the S&P 500. The portfolio maintained broad positioning in undervalued technology companies throughout the year and was amply rewarded for these positions. We took advantage of this continued disparity to sell some of our more fully valued positions and purchased what we feel are excellent companies at very attractive levels. Although it would have been preferable to see more broad-based performance of economic sectors other than tech and telecoms among the Fund's holdings, the relative underperformance of major sectors such as healthcare, consumer products, and financial services, for example, has created many opportunities for 2000.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

We remain convinced, as always, that careful security selection and a disciplined approach to valuation may result in above-market returns over the long-term. We believe the market has become structurally more volatile in recent years and do not expect this to change. While these price movements may be cause for indigestion, we feel that in the long run, it favors firms like Cambiar who are price sensitive and focused on fundamental value. We will continue to try and exploit this volatility to sell stocks where the market's expectations exceed our own and buy companies the market has overlooked.

With a Fed-engineered slowing, there always comes the risk of a Fed-induced recession, but we see this as more of a 2001 risk than a 2000 risk. The fundamentals of the U.S. economy are as strong as they have ever been, with low unemployment, surging productivity, stable prices and a federal budget that is in surplus for the first time in a generation. The few clouds on the horizon include a mammoth trade deficit and high -- and growing -- levels of consumer debt. On balance, however, we see no reason the economy cannot continue to expand, albeit at a slower pace, for several more years. In this environment, we think the equity market will continue to offer attractive returns for careful investors and that Cambiar is well positioned to capture more than our fair share of those returns.

Sincerely,

/s/ Brian Barish
Brian Barish
Senior Vice President
Cambiar Investors, Inc.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

                       Definition of Comparative Indices
                       ---------------------------------

Dow Jones Industrial Average is a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment




---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIODS ENDED APRIL 30, 2000            [GRAPH APPEARS HERE]
---------------------------------

                         Since
1 Year                  6/30/98*
---------------------------------
23.26%                   25.69%
---------------------------------

      [GRAPH OF CAMBIAR OPPORTUNITY PORTFOLIO S&P 500 INDEX appears HERE]


*  Beginning of operations.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   APRIL 30, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 98.6%

                                                            Shares       Value
                                                           --------     --------
AEROSPACE & DEFENSE -- 1.7%
   Raytheon Company, C1 B.............................        3,200     $ 71,000
                                                                        --------
BANKS -- 4.5%

   First Union .......................................        3,000       95,625
   ING Groep ADR .....................................        1,625       89,273
                                                                        --------
                                                                         184,898
                                                                        --------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.4%
    Fox Entertainment Group, C1 A*....................        3,800       97,850
                                                                        --------
COMPUTERS & SERVICES -- 21.8%
   3Com* .............................................        7,000      275,625
   Compaq Computer ...................................        8,800      257,400
   J.D. Edwards & Company* ...........................        4,000       71,250
   Novell* ...........................................        8,200      160,925
   Synopsys* .........................................        2,900      121,437
                                                                        --------
                                                                         886,637
                                                                        --------
CONTAINERS & PACKAGING -- 1.3%
   Owens-Illinois* ...................................        4,000       54,000
                                                                        --------
FOOD, BEVERAGE & TOBACCO -- 5.9%
   Diageo ADR ........................................        5,100      173,400
   Philip Morris .....................................        3,100       67,812
                                                                        --------
                                                                         241,212
                                                                        --------
INSURANCE -- 8.3%
   Allstate ..........................................        3,000       70,875
   MBIA ..............................................        2,600      128,537
   Metlife Inc* ......................................        8,400      139,125
                                                                        --------
                                                                         338,537
                                                                        --------
MEDICAL PRODUCTS -- 1.9%
   Baxter International ..............................        1,200       78,150
                                                                        --------
METALS & MINING -- 2.2%
   Minerals Technologies .............................        1,900       87,875
                                                                        --------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   APRIL 30, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares       Value
                                                           --------    ---------
MISCELLANEOUS BUSINESS SERVICES -- 5.2%
  First Data ...................................              2,500    $ 121,719
  Manpower .....................................              2,500       88,281
                                                                       ---------
                                                                         210,000
                                                                       ---------
PETROLEUM & FUEL PRODUCTS -- 12.0%
  Conoco, C1 B .................................              5,000      124,375
  Halliburton ..................................              2,800      123,725
  Schlumberger .................................                900       68,906
  Shell Transport & Trading ....................              2,000       96,500
  Transocean Sedco Forex .......................              1,600       75,200
                                                                       ---------
                                                                         488,706
                                                                       ---------
PHARMACEUTICALS -- 11.4%
  Abbott Laboratories ..........................              3,400      130,688
  Elan Group ADR* ..............................              2,200       94,325
  Mylan Laboratories ...........................              4,000      113,500
  Watson Pharmaceuticals* ......................              2,800      125,825
                                                                       ---------
                                                                         464,338
                                                                       ---------
RETAIL-SPECIALTY -- 7.1%
  Abercrombie & Fitch, C1 A* ...................              5,000       55,000
  Jones Apparel Group* .........................              3,000       89,063
  Office Depot* ................................              8,700       91,894
  Warnaco Group ................................              4,900       52,063
                                                                       ---------
                                                                         288,020
                                                                       ---------
TELEPHONES & TELECOMMUNICATION -- 9.8%
  AT&T .........................................              3,600      168,075
  Global TeleSystems Group* ....................              6,100       88,831
  SBC Communications ...........................              3,300      144,581
                                                                       ---------
                                                                         401,487
                                                                       ---------
TRANSPORTATION -- 3.1%
  Galileo International ........................              5,500      127,188
                                                                       ---------
  TOTAL COMMON STOCKS
    (Cost $3,923,298) ..........................                       4,019,898
                                                                       ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   APRIL 30, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT- 2.9%

                                                                             Face
                                                                            Amount        Value
                                                                           --------    ----------
REPURCHASE AGREEMENT -- 2.9%
     Chase Securities Inc. 5.65%, dated 04/28/00, due 05/01/00
       to be repurchased at $118,056, collateralized by $129,322 of a
       U.S. Treasury Note valued at $118,003 (Cost $118,000)..........     $118,000    $  118,000
                                                                                       ----------
     TOTAL INVESTMENTS -- 101.5%
       (Cost $4,041,298)(a)...........................................                  4,137,898
                                                                                       ----------
     OTHER ASSETS AND LIABILITIES, NET -- (1.5%)......................                    (62,438)
                                                                                       ----------
     TOTAL NET ASSETS -- 100.0%.......................................                 $4,075,460
                                                                                       ==========

  *   Non-Income Producing Security
ADR   American Depositary Receipt
  Cl  Class

(a) The cost for federal income tax purposes was $4,041,298. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $96,600. This consisted of aggregate gross unrealized appreciation for all securities of $498,005 and aggregate gross unrealized depreciation for all securities of $401,405.

   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   APRIL 30, 2000
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ................................................   $4,041,298
                                                                        ==========
Investments, at Value--Note A .......................................   $4,137,898
Cash ................................................................          732
Receivable from Investment Adviser--Note B ..........................       10,218
Dividends and Interest Receivable ...................................        3,966
Receivable for Portfolio Shares Sold ................................          490
Other Assets ........................................................        1,473
                                                                        ----------
   Total Assets .....................................................    4,154,777
                                                                        ----------
Liabilities
Payable for Investments Purchased ...................................       48,083
Payable for Administrative Fees--Note C .............................        6,914
Payable to Investment Adviser--Note B ...............................        3,383
Payable for Custodian Fees--Note D ..................................        1,000
Payable for Trustees' Fees--Note F ..................................          100
Other Liabilities ...................................................       19,837
                                                                        ----------
   Total Liabilities ................................................       79,317
                                                                        ----------
Net Assets ..........................................................   $4,075,460
                                                                        ==========
Net Assets Consist of:
Paid in Capital .....................................................    3,218,196
Undistributed Net Investment Income .................................          339
Accumulated Net Realized Gain .......................................      760,325
Unrealized Appreciation .............................................       96,600
                                                                        ----------
Net Assets ..........................................................   $4,075,460
                                                                        ==========
Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization, no par value)      288,433
Net Asset Value, Offering and Redemption Price Per Share ............   $    14.13
                                                                        ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      CAMBIAR OPPORTUNITY PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends...........................................................  $  34,288
Interest............................................................      6,808
                                                                      ---------
   Total Income.....................................................     41,096
                                                                      ---------
Expenses
Administrative Fees--Note C.........................................     87,167
Investment Advisory Fees--Note B....................................     31,375
Printing Fees.......................................................     16,867
Professional Fees...................................................     13,288
Registration and Filing Fees........................................     13,113
Custodian Fees--Note D..............................................      4,267
Trustees' Fees--Note F..............................................      2,113
Other Expenses......................................................      4,706
Investment Advisory Fees Waived--Note B.............................    (31,375)
Expenses Assumed by the Adviser--Note B.............................   (100,558)
                                                                      ---------
     Net Expenses Before Expense Offset.............................     40,963

Expense Offset--Note A..............................................       (214)
                                                                      ---------
     Net Expenses After Expense Offset..............................     40,749
                                                                      ---------
Net Investment Income...............................................        347
                                                                      ---------
Net Realized Gain on Investments....................................    760,324
Net Change in Unrealized Appreciation (Depreciation) on
 Investments........................................................   (100,179)
                                                                      ---------
Net Gain on Investments.............................................    660,145
                                                                      ---------
Net Increase in Net Assets Resulting from Operations................  $ 660,492
                                                                      =========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year               June 30,
                                                                    Ended               1998* to
                                                                   April 30,            April 30,
                                                                     2000                 1999
                                                                 -----------          -----------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income......................................    $       347          $     5,520
  Net Realized Gain..........................................        760,324              223,483
  Net Change in Unrealized Appreciation (Depreciation).......       (100,179)             196,779
                                                                 -----------          -----------
  Net Increase in Net Assets Resulting  from Operations......        660,492              425,782
                                                                 -----------          -----------
Distributions:
  Net Investment Income......................................           (525)              (5,895)
  In Excess of Net Investment Income.........................        (13,692)                  --
  Net Realized Gain..........................................       (209,451)                  --
                                                                 -----------          -----------
    Total Distributions......................................       (223,668)              (5,895)
                                                                 -----------          -----------
Capital Share Transactions (1):
  Issued.....................................................      1,260,107            2,225,861
  In Lieu of Cash Distributions..............................        179,693                4,455
  Redeemed...................................................       (189,971)            (261,396)
                                                                 -----------          -----------
  Net Increase from Capital Share  Transactions..............      1,249,829            1,968,920
                                                                 -----------          -----------
    Total Increase...........................................      1,686,653            2,388,807
Net Assets:
  Beginning of Period........................................      2,388,807                   --
                                                                 -----------          -----------
  End of Period (including undistributed net income of $339
    and $0, respectively)....................................    $ 4,075,460          $ 2,388,807
                                                                 ===========          ===========
(1) Shares Issued and Redeemed:
  Shares Issued..............................................         94,418              217,909
  In Lieu of Cash Distributions..............................         13,767                  483
  Shares Redeemed............................................        (14,169)             (23,975)
                                                                 -----------          -----------
  Net Increase in Shares Outstanding.........................         94,016              194,417
                                                                 ===========          ===========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                   Year           June 30,
                                                  Ended           1998* to
                                                 April 30,        April 30,
                                                   2000              1999
                                                ----------       ----------

Net Asset Value, Beginning of Period..........    $ 12.29         $ 10.00
Income from Investment Operations
  Net Investment Income.......................         --            0.04
  Net Realized and Unrealized Gain............       2.78            2.29
                                                  -------         -------
  Total from Investment Operations............       2.78            2.33
                                                  -------         -------
Distributions:
  Net Investment Income.......................         --           (0.04)
  In Excess of Net Investment Income..........      (0.07)             --
  Net Realized Gain...........................      (0.87)             --
                                                  -------         -------
  Total Distributions.........................      (0.94)          (0.04)
                                                  -------         -------

Net Asset Value, End of Period................    $ 14.13         $ 12.29
                                                  =======         =======
Total Return+.................................      23.26%          23.44%***
                                                  =======         =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).........    $ 4,075         $ 2,389
Ratio of Expenses to Average Net Assets.......       1.31%           1.31%**
Ratio of Net Investment Income to
  Average Net Assets..........................       0.01%           0.42%**
Portfolio Turnover Rate.......................         95%             78%

*   Commencement of Operations
**  Annualized
*** Not annualized
+ Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

   UAM Funds, Inc., UAM Funds, Inc. II, and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Cambiar Opportunity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The objective of the Portfolio is to provide capital growth and preservation by investing primarily in common stocks that have limited downside risk with positive upside potential.

   A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

   1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

   2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

   ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

   4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains and losses on investments.

   Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $1,739 to decrease undistributed net investment income, a decrease of $14,031 to accumulated net realized gain and an increase of $15,770 to paid in capital.

   Permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
   (loss) per share in the financial highlights.

   5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

   B. Investment Advisory Services: Under the terms of an investment advisory agreement, Cambiar Investors, Inc. (the "Adviser "), a subsidiary of United Asset Management Corporation ("UAM "), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.30% of average daily net assets.

   C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

   Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

   For the year ended April 30, 2000, the Administrator was paid $87,167, of which $18,038 was paid to SEI for their services, $14,639 to DST for their services, and $9,455 to UAMSSC for their services.

   Prior to November 1, 1999, the Administrator was party to a separate Sub-Administration Service Agreement with Chase Global Fund Services Company ("CGFSC"). For its services CGFSC received $26,784.

   D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

   E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor "), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

   F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

   G. Purchases and Sales: For the year ended April 30, 2000, the Portfolio made purchases of $4,082,744 and sales of $2,888,401 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

   H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2000, the Portfolio had no borrowings under the agreement.

   I. Other: At April 30, 2000, 60% of total shares outstanding were held by 3 record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Cambiar Opportunity Portfolio

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cambiar Opportunity Portfolio (one of the portfolios constituting UAM Funds Trust, hereafter referred to as the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 14, 2000

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

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Federal Income Tax Information:(Unaudited)


For the period ended April 30, 2000, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 4.01% for the Cambiar Opportunity Portfolio.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustee

Norton H. Reamer                              William H. Park
Trustee, President and Chairman               Vice President

John T. Bennett, Jr.                          Gary L. French
Trustee                                       Treasurer

Nancy J. Dunn                                 Robert R. Flaherty
Trustee                                       Assistant Treasurer

Philip D. English                             Robert J. Della Croce
Trustee                                       Assistant Treasurer

William A. Humenuk                            Martin J. Wolin, Esq.
Trustee                                       Secretary

James P. Pappas                               Theresa DelVecchio
Trustee                                       Assistant Secretary

Peter M. Whitman, Jr.
Trustee

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Cambiar Investors, Inc.
8400 East Prentice Avenue
Suite 460
Englewood, CO 80111

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                       -----------------------------------------
                                       This report has been prepared for
                                       shareholders and may be distributed to
                                       others only if preceded or accompanied by
                                       a current prospectus.
                                       -----------------------------------------